Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Disclosure of initial application of standards or interpretations [abstract]
Basis for Preparation of the Consolidated Financial Statements

Basis for preparation of the consolidated financial statements

The consolidated financial statements for Biofrontera AG for the financial year from January 1, 2019 to December 31, 2019 have been prepared in accordance with the International Financial Reporting Standards (IFRS) of the International Accounting Standards Board (IASB) and the interpretations of the International Financial Reporting Standards Interpretations Committee (IFRS IC) as issued by the IASB, which are applicable on the balance sheet date. In addition, statutory provisions pursuant to Section 315a (1) of the German Commercial Code (HGB) have been complied with.

The consolidated financial statements are prepared on a going concern basis. With regard to material uncertainties in connection with the going concern status, we refer to Note 33 Subsequent events.

Biofrontera AG is the parent company, which prepares consolidated financial statements for the group companies.

The consolidated financial statements as at December 31, 2019 are presented in euros (EUR) or thousands of euros. Rounding differences can arise in the tables due to commercial rounding.

On April 20, 2020, the Management Board approved the consolidated financial statements for the financial year ending 31 December 2019 for publication and forwarding to the Supervisory Board.

Changes in Accounting Standards

Changes in accounting standards

The accounting policies applied are consistent with those applied on December 31, 2018, with the exception of the new and revised standards and interpretations described below that were applied for the first time starting with the 2019 financial year.

Standard	Description	Mandatory application	Expected effects
IFRS 16	“Leases”	January 1, 2019	See below
Amendment to IFRS 9	“Financial instruments” Early repayment regulations with negative compensation	January 1, 2019	No effects
IFRIC 23	Uncertainty over income tax treatments	January 1, 2019	No effects
Amendment to IAS 19	“Employee benefits” Plan Amendments, curtailments or settlements	January 1, 2019	No effects
Amendment to IAS 28	“Holdings in associated companies and joint ventures” Long term holdings in associated companies and joint ventures	January 1, 2019	No effects
Annual Improvements to IFRSs	Annual improvements to IFRSs Cycle 2015-2017	January 1, 2019	No effects

First-time application of IFRS 16

Biofrontera has applied the new standard IFRS 16 “Leases” for the first time for the 2019 financial year.

For financial years beginning on or after January 1, 2019, IFRS 16 requires the application of a new lease standard. Contrary to the previous regulation, it provides for lessees to recognize on the balance sheet the rights of use and lease liabilities resulting from leases. The previous distinction between operating leases, which are generally off-balance sheet, and finance leases, which are on-balance sheet, is therefore no longer applicable. The leasing liability to be carried as a liability is calculated as the net present value of the highly probable payments to be made to the lessee. They are carried forward using the so-called effective interest method. The right of use of the underlying asset to be recognized in return is to be recognized at cost at the beginning of the lease. In addition to the lease payments, any initial direct costs of the lessee and dismantling costs are included in the calculation. Incentive payments made by the lessor are deducted. The activated right of use is to be depreciated on a straight-line basis and tested for impairment if there is any indication of impairment.

The new regulations for lessors essentially correspond to the previous regulations.

The leasing contracts concluded by Biofrontera as lessee mainly relate to buildings and motor vehicles used for operational and administrative purposes. The company has applied the new accounting standard under the modified retrospective method to leases with a remaining term of more than one year as of January 1, 2019. Leases of lesser value are excluded.

The carrying amounts of the rights of use and lease liabilities to be recognized are carried forward as if the new standard had already been applied in the past. Future lease payments are to be discounted at the imputed interest rate of the lessor or, if not available, at the marginal borrowing rate on the date of first application. Differences between the carrying amounts of the lease rights to be recognized for the first time and the lease liabilities change the Group’s reserves, taking deferred taxes into account. The previous year’s figures have not been adjusted.

Biofrontera has decided to make use of the simplification of IFRS 16.6 for expenses from leasing relationships with a remaining term of no more than one year and from leasing relationships with a low value, and to immediately expense monthly leasing instalments, in other words, applying the same accounting treatment as with IAS 17.

Biofrontera will not show the rights of use and leasing liabilities separately on its balance sheet, but rather include them in items that contain comparable assets and liabilities.

The first-time application of IFRS 16 had no material effect on the calculation of the basic earnings per share.

The marginal interest rate on the date of first-time application was 1.53% for buildings, 1.85% for motor vehicles (Germany) and 5.20% (USA). There were no onerous leases as of January 1, 2019. The first-time application of IFRS 16 had the following effects:

Leasing	31.12.2018	Amendment IFRS 16	01.01.2019
in EUR thousands	carrying amount	carrying amount
Tangible assets	794	2,335	3.129
Loss carried forward	(145,383)	32	(145,350)
Non-current financial liabilities	13,462	1,698	15,160
Current financial liabilities	165	606	771

Future changes in accounting standards

Biofrontera has not implemented early adoption or does not intend to implement early adoption of the following standards, interpretations and amendments to the set of regulations approved by the IASB:

Standard	Description	Mandatory application	Expected effects
Amendment to IFRS 3	“Business combinations”: Definition of a business	January 1, 2020	No effects
Amendment to IFRS 9	“Financial instruments”, IFRS 7 “Financial instruments: Disclosures” and IAS 39 “Financial instruments: Recognition and valuation”: Interest Rate Benchmark Reform	January 1, 2020	No effects
Amendment to IAS 1	“Presentation of financial statements” and IAS 8 “Accounting policies, changes in accounting estimates and errors”: definition of “material”	January 1, 2020	No effects
Amendment to IAS 1, IAS 8	“Presentation of financial statements”: classification of liabilities as current or non-current	January 1, 2022	No effects
Amendments to References to the Conceptual Framework	References to the Conceptual Framework	January 1, 2020	No effects
IFRS 17	Insurance Contracts	January 1, 2022	No effects

Basis of Consolidation

Basis of consolidation

The consolidated financial statements for the financial year ending 31 December 2018 include the financial statements of the parent company, Biofrontera AG, and the subsidiary companies in which the parent has a direct majority of the voting rights. The following companies have been included in the consolidated financial statements. The shareholdings are unchanged from the previous year:

1.	Biofrontera Bioscience GmbH, Leverkusen, Germany, with a direct interest of 100%

2.	Biofrontera Pharma GmbH, Leverkusen, Germany, with a direct interest of 100%

3.	Biofrontera Development GmbH, Leverkusen, Germany, with a direct interest of 100%

4.	Biofrontera Neuroscience GmbH, Leverkusen, Germany, with a direct interest of 100%

5.	Biofrontera Inc., Woburn, Massachusetts, U.S., with a direct interest of 100%

The following companies are included in the consolidated financial statements as of December 31, 2019. These were merged with Biofrontera Inc. in 2019:

6.	Biofrontera Newderm LLC, Woburn, Massachusetts, USA, with a direct shareholding of 100% (founded March 21, 2019; merged on December 31, 2019)

7.	Cutanea Life Sciences, Inc., Wayne, Pennsylvania, USA, with a direct shareholding of 100% (acquisition date March 25, 2019; merged on December 30, 2019)

8.	Dermarc LLC, Wayne, Pennsylvania, USA, with a direct shareholding of 100% (acquisition date March 25, 2019; merged on December 27, 2019)

9.	Dermapex LLC, Wayne, Pennsylvania, USA, with a direct shareholding of 100% (acquisition date March 25, 2019; merged on December 27, 2019)

The basis for the consolidation of the companies included in the consolidated financial statements are the financial statements (or HBII pursuant to IFRS) of these companies prepared for December 31, 2019 pursuant to uniform principles. The consolidated financial statements as of December 31, 2019 have been prepared on the basis of uniform accounting policies (IFRS).

The subsidiaries have been fully consolidated from the date of acquisition. The date of acquisition is the date when the parent company obtained control of these subsidiaries. The subsidiaries are included in the consolidated financial statements until control over these companies no longer exists.

All intercompany receivables and liabilities as well as income and expenses were eliminated in the course of consolidation. Interim results were eliminated

Business combinations

Business combinations

Cutanea Life Sciences, Inc.

On March 25, 2019, Biofrontera Inc. entered into an agreement with Maruho to acquire 100% of the shares of Cutanea Life Sciences, Inc., USA including its subsidiaries Dermark LLC and Dermapex LLC (together “Cutanea”) through its wholly owned subsidiary Biofrontera Newderm LLC, USA, (“Biofrontera”), newly founded on March 21, 2019. Cutanea has been marketing Aktipak®, a prescription gel for the treatment of acne, as well as Xepi™, a prescription cream for the treatment of impetigo, since November 2018. Due to technical difficulties in the manufacturing process of Aktipak®, sales of the drug were discontinued in summer 2019.

The acquisition of Cutanea Life Sciences, Inc. in March 2019 has enabled Biofrontera to market a FDA-approved drug that has already been introduced in the US market. We are convinced that with Xepi™ our portfolio now includes an innovative, promising product with a large market potential.

Biofrontera acquired Cutanea for an initial purchase price of USD 1.00. Maruho will provide up to USD 7.3 million in start-up financing for Cutanea’s redesigned business activities (start-up costs). An additional part of the purchase price equal to the start-up costs actually paid is to be paid back to Maruho by 2023.

As part of the earn-out agreement with Maruho, the profits from the sale of Cutanea products will be shared equally between Maruho and Biofrontera until 2030. Maruho has also agreed to assume all running costs that may be incurred during the first three months after completion of the transaction. Maruho also indemnifies Biofrontera and Cutanea against all liabilities relating to or resulting from the pre-contractual period. In addition, Maruho assumed all Cutanea restructuring costs that incurred in the period up to three months after the acquisition.

According to the purchase agreement, the acquisition date is March 25, 2019. As a consequence, the acquisition was made with economic effect from that date. As of the same date, Biofrontera gained control over the acquired companies, which means that Cutanea will be fully consolidated in the consolidated financial statements of Biofrontera in accordance with IFRS 3 with effect from March 25, 2019.

Estimates related to the acquisition of Cutanea Life Sciences, Inc. on March 25, 2019

The fair values of the assets and liabilities (in accordance with IFRS 3) on the acquisition date March 25, 2019 are as follows:

in EUR thousands	March 25, 2019
Non-current assets
Property, plant and equipment	1,340
Intangible assets	23,604
Total non-current assets	24,944

Current assets
Trade receivables	1,004
Cash and cash equivalents	20,231
Inventories	763
Other assets	3,758
Total other current assets	25,756
Total assets	50,700

Non-current liabilities
Financial liabilities	495

Current liabilities
Trade payables	1,795
Other current liabilities	22,110
Total current liabilities	23,905
Total equity and liabilities	24,400

Net assets	26,300
Purchase price (earn out)	11,488
Badwill	14,812

The badwill, i.e. the difference between the assets and liabilities of Cutanea at the time of acquisition and the carrying amounts of the assets and liabilities of Cutanea at the time of acquisition, is offset by future expenses for reorganizing the business activities of Cutanea and establishing the distribution of XepiTM. The seller (Maruho) hopes that the successful marketing of Cutanea products by Biofrontera and the associated share of profit will bring economic advantages over continuing this business on its own.

Based on the assumption that Maruho would fully finance the start-up costs, the purchase price increases to EUR 17,325 thousand as of April 1, 2019. No contingent liabilities were identified.

The following assets and liabilities were measured at fair value as part of the purchase price allocation. The assumptions for the valuation of the intangible assets are as follows:

Assets and liabilities identified at acquisition date	Fair value in EUR thousands	Valuation method	Operating life	Cost of capital
Intangible assets
Xepi™ marketing license	23,604	Acquisition method	139 months	9.1%

The results of operations of Cutanea Life Sciences, Inc. including all subsidiaries is as follows:

in EUR thousands	March 25 – December 31, 2019
Sales revenue	822
Cost of sales	(1,148)
Gross profit on sales	(326)
Research and development costs	(103)
General administrative costs	(2,334)
Sales costs	(5,906)

Loss on operations	(8,669)
Interest expenses	(16)
Interest income	85
Other expenses	(1,996)
Other income due to reimbursement by Maruho	6,215
Other income	108
Loss before income tax	(4,273)
Income tax	65
Loss after income tax	(4,208)

If the acquisition had taken place on January 1, 2019, the contribution to sales would have been EUR 1,635 thousand. The loss of Cutanea could not be determined.

The transaction costs included in current expenses amount to EUR 297 thousand.

Due to the integration of Cutanea’s activities into Biofrontera Inc., the existing deferred tax assets at Cutanea were not capitalized, as these probably cannot be offset against future profits.

Translation of Amounts in Foreign Currencies

Translation of amounts in foreign currencies

The consolidated financial statements as of December 31, 2019 have been prepared in EUR (or thousands of EUR), which is the functional currency of all the German companies included in the consolidated financial statements and is the Group’s reporting currency.

For subsidiaries with a functional currency that is the local currency of the country in which they have their registered office, the assets and liabilities that are recognized in the foreign currency on the balance sheets of the foreign, economically independent subsidiaries, are converted to euros applying the relevant period-end exchange rate (2019: 1.1227 USD/EUR, previous year 1.1445 USD/EUR). Income and expense items are translated applying the average exchange rates applicable to the relevant period (2019: 1.1194 USD/EUR, previous year: 1.1818 USD/EUR). The differences resulting from the valuation of equity at historical rates and applying the period-end exchange rates are reported as a change not affecting profit or loss and carried directly to equity within the other equity components (2019: EUR -286 thousand, previous year: EUR -702 thousand).

Transactions realized in currencies other than EUR are reported using the exchange rate on the date of the transaction. Assets and liabilities are translated applying the closing exchange rate for each balance sheet date. Gains and losses resulting from such translation are recognized in the income statement in the amount of EUR 324 thousand (previous year: EUR 650 thousand).

Application of Estimates

Application of estimates

The preparation of the consolidated financial statements for December 31, 2019 in accordance with IFRS required the use of estimates and assumptions by the management that affect the value of assets and liabilities as reported on the balance sheet date, and revenues and expenses arising during the financial year.

The main areas of application for assumptions, estimates and the exercise of scope for discretion lie in the fair value measurements in accordance with IFRS 13, in particular the determination of the fair values of assets and liabilities as part of the purchase price allocation (PPA). In addition, estimates are made in the context of the measurement of provisions, leases in accordance with IFRS 16, stock options, EIB loans and income taxes as well as in determining the useful lives of non-current assets. Estimates are based on historical experience and other assumptions that are considered appropriate under the given circumstances. These are reviewed on an ongoing basis, but may differ from the actual values.

The carrying amounts of items affected by estimates are presented in the respective notes to the consolidated financial statements.

Tangible Assets and Leases

Tangible assets and leases

Pursuant to IAS 16, tangible assets are recognized on the balance sheet at historical acquisition and production cost less scheduled depreciation. Depreciation of tangible assets is generally applied straight-line over the estimated useful life of assets (generally three to thirteen years). The main useful lives are unchanged:

●	IT equipment 3 years, straight-line

●	Fixtures and equipment 4 years, straight-line

●	Office and laboratory facilities 10 years, straight-line

●	Laboratory devices 13 years, straight-line

Since January 1, 2018, low value assets with purchase costs of between EUR 250 and EUR 1,000 have been booked to the year of acquisition as a single item for the relevant year and are fully depreciated over five years.

Biofrontera is a lessee mainly for buildings and vehicles used for operational and administrative purposes. The leasing liability to be carried as a liability is calculated as the present value of the payments that are highly likely to be made to the lessee. They are updated using the so-called effective interest method. The right of use of the underlying asset to be recognized in return is measured at cost at the beginning of the lease. In addition to the lease payments, any initial direct costs of the lessee and dismantling costs are included in the calculation. Incentive payments made by the lessor are deducted. The activated right of use is to be depreciated on a scheduled basis and tested for impairment if there is any indication of impairment.

The main useful lives of leases are determined by the term of the agreement and are as follows

●	Motor vehicles 3 years, straight-line

●	Buildings 6 years, linear

Future lease payments are to be discounted at the lessor’s imputed interest rate or, if this is not available, at the marginal interest rate on the date of first application.

For expenses from leases with a remaining term of no more than one year and from leases with a low value, Biofrontera has decided to make use of the simplification of IFRS 16.6 and to treat the monthly leasing instalments unchanged compared with the accounting according to IAS 17 immediately as income.

Intangible Assets

Intangible assets

Purchased software is recognized at cost less amortization applied straight-line over a three-year useful life.

Purchased intangible assets consist of licenses and other rights. They are recognized at cost less accumulated amortization. These intangible assets are capitalized as assets and generally amortized straight-line over an estimated useful life of between 4 and 12 years.

Intangible assets under development relate to the further development of the BF-RhodoLED®. Furthermore, no development costs are capitalized, as the requirements for the recognition of internally generated intangible assets are not met.

No intangible assets exist with indefinite useful lives.

Borrowing costs are not recognized as part of the purchase cost of the acquired assets but are instead expensed in the period in which they arise, as the Group has no material qualifying assets in the meaning of IAS 23.5.

Impairment of Assets

Impairment of assets

The company tests non-current tangible and intangible assets for impairment when indications exist that the carrying amount of an asset exceeds its recoverable amount. A possible impairment loss on assets held for use is determined by comparing its carrying amount with the future cash flows expected to be generated by the asset. An impairment loss to be recognized is measured by Biofrontera at the amount by which the carrying amount of the asset exceeds its recoverable amount.

Financial Assets

Financial assets

Financial assets are recognized as assets in the event that Biofrontera has a contractual right to receive cash or other financial assets from another party. Financial assets are allocated to the category “Held” and are valued at amortized cost. Non-interest-bearing or low-interest receivables are recognized at cash value.

Impairment of Financial Assets

Impairment of financial assets

Biofrontera calculates the credit risk of trade receivables as the probability-weighted amount of the expected shortfall in payments compared to the contractual payment claims. In addition to individual factors, the basis for estimating expected credit losses is the general experience of collecting receivables in the past. The company adjusts the fixed allowance rates derived from them, based on the extent of aged receivables, in the event of significant changes in the economic environment.

Trade Receivables

Trade receivables

Trade receivables are reported at their nominal value. Any value adjustments are booked directly against the relevant receivable. Receivables denominated in foreign currencies have been translated into euros applying the exchange rates on the balance sheet date, with any translation differences being recognized in profit or loss.

Cash and Cash Equivalents

Cash and cash equivalents

Cash and cash equivalents include cash in hand, cheques and bank deposits with a term of up to three months at the time of acquisition, as well as current financial assets. These are valued at amortized cost.

Non-financial Assets	Non-financial assets Non-financial assets are valued at cost.
Inventories

Inventories

Raw materials and supplies, as well as finished and unfinished goods, are recognized at the lower of cost or net realizable value. Borrowing costs are not capitalized. Cost is calculated applying the first-in-first-out method (FIFO). A value adjustment is made to the inventories on the balance sheet date if the net realizable value is lower than the carrying amount.

Financial Liabilities

Financial liabilities

Financial liabilities include original liabilities, with the exception of the embedded derivative that was separated from the EIB loan (the so-called performance component). Original liabilities are recognized if there is a contractual obligation to transfer cash or other assets to another party. The initial recognition of original financial liability is at fair value. In subsequent valuations of financial liabilities valued at amortized cost, any discounts between the amount received and the repayment amount are spread over the term using the effective interest method.

The financial liabilities of the performance component measured at fair value and the purchase price liability (earn-out) included in other financial liabilities are allocated to the category “Financial liabilities at fair value through profit or loss”.

Trade Payables

Trade payables

Trade payables, as well as liabilities from current accounts and other liabilities are recognized at their redemption amount. Due to their short-term nature, the reported carrying amount reflects the fair value. Foreign currency liabilities are translated applying the period-end exchange rate. Exchange rate losses and gains are reported in the income statement.

Convertible Bonds

Convertible bonds

The convertible bond is a so-called compound financial instrument, which must be divided into the components debt (bond) and equity (conversion right) on initial recognition. The liability component (bond) must be recognized at its fair value at the time the contract is concluded. The fair value is determined by discounting the contractually agreed future payments at an interest rate customary for a comparable bond without conversion right. In this context, the default risk of the issuer must also be taken into account. The equity component (conversion right) is calculated as the difference between the proceeds of the issue and the present value of the liability (equity derivative, residual value method).

In subsequent accounting for the convertible bond, a distinction is made as follows: The liability component is subsequently valued at amortized cost using the effective interest method. The equity component is not subject to subsequent valuation.

EIB Loan with an Embedded Derivative Requiring Separation

EIB loan with an embedded derivative requiring separation

In May 2017, the company arranged a loan agreement for up to EUR 20 million with the European Investment Bank (EIB). The loan is unsecured and guaranteed by our major subsidiaries. Originally, it was available in tranches within a two-year period. At the beginning of 2019, it has been extended for another year. In July 2017, the company drew down a first tranche of EUR 10.0 million, with a further tranche of EUR 5 million being drawn down after the reporting date in February 2019. Each tranche must be paid back within five years after it has been made available. The loan contains three different interest components: 1) a variable interest component, entailing quarterly interest payments on the outstanding amounts based on 3-month EURIBOR plus a risk premium; 2) a fixed component at 6% per annum which is due at term-end, and 3) a performance component which is due at the term-end, and whose level is derived from the market capitalization of Biofrontera AG but limited to a 4% per annum interest rate.

The loan is carried forward at amortized purchase cost applying the effective interest method.

The performance component represents a separable financial instrument in the form of an embedded derivative, which is measured at fair value on each reporting date and is to be classified to a fair value hierarchy of level 3. The market capitalization at maturity is the same as that of the measurement cut-off date, which is based on the 90 trade days preceding the measurement cut-off date. The performance-based interest payment for the first tranche is calculated based on a notional 0.64% participation rate in the market capitalization (the so-called notional equity proportion). This is discounted to the valuation date applying a market interest rate of 12.33% for the 2017 EIB loan and 10.63% for the 2019 EIB loan.

Non-financial Liabilities	Non-financial liabilities Non-financial liabilities are carried at the repayment amount.
Provisions

Provisions

Provisions are formed if an obligation to third parties resulting from a past event exists and is likely to result in an outflow of assets in the future, and if the effect on assets can be reliably estimated.

Share Options

Share options

Share options (equity-settled share-based payments) are valued at the fair value on the date of granting. The fair value of the obligation is capitalized as a personnel expense over the retention period. Obligations relating to cash-settled share-based payment transactions are recognized as liabilities and are measured at the fair value on the balance sheet date. In the event that Biofrontera AG has the right to choose between payment in cash or payment using shares when a right is exercised, an increase in the capital reserve is initially performed pursuant to IFRS 2.41 and IFRS 2.43. The costs are recognized over the vesting period. The fair value of both cash-settled and equity-settled share-based payment transactions is generally determined using a generally accepted valuation model.

Income Tax

Income tax

In accordance with IAS 12, Biofrontera recognizes deferred taxes for valuation differences between IFRS valuation and tax law valuation. Deferred tax liabilities are generally recognized for all taxable temporary differences – claims from deferred taxes are only recognized to the extent that it is probable that taxable profits will be available to utilize the claims. The carrying amount of deferred income tax assets is reviewed on each balance sheet date and reduced to the extent that it is not probable that sufficient taxable profit will be available against which the deferred tax claim can be at least partially utilized. Previously unrecognized deferred income tax assets are reassessed on each balance sheet date and are recognized to the extent that it is probable from a current perspective that sufficient future taxable profit will be available to realize the deferred tax asset.

Deferred tax liabilities and deferred tax assets are offset if a right to offset exists, and if they are levied by the same tax authority.

Current taxes are calculated on the basis of the company’s taxable earnings for the period. The tax rates applicable to the respective companies on the balance sheet date are used for this purpose.

Earnings Per Share

Earnings per share

In accordance with IAS 33 “Earnings per Share”, earnings per share are calculated by dividing net consolidated income by the weighted average number of outstanding shares during the year.

Revenue Recognition

Revenue recognition

The company recognizes as revenue all income from product sales and the granting of licenses. The completed customer contracts contain only one performance obligation each. The company is entitled to a fixed consideration for the products sold and licenses granted. To the extent that obligations to take back expired goods have been agreed with customers, Biofrontera only recognizes revenue to the extent that it is highly probable that it will be possible to realize this amount, taking into account the proportion of products to be taken back as based on historical experience. The timing and amount of the revenues to be reported in the consolidated income statement are determined by the extent to which Biofrontera transfers control of the products to be supplied or the rights to be granted to the customers.

Most of the revenues are generated by product sales. In accordance with respective local legislation concerning the marketing of pharmaceuticals and medical products, Ameluz® is sold exclusively through pharmaceutical wholesalers or directly to hospitals in Germany, as well as directly to pharmacies and hospitals in other European countries. In the U.S., Ameluz® is reimbursed as a so-called “buy-and-bill drug” and consequently marketed directly to physicians.

Xepi™ is sold directly to specialty pharmacies in the USA. Sales are recognized net of sales deductions when ownership and control are transferred to the customer. Sales deductions include expected returns, discounts and incentives such as payments made under patient assistance programs. These rebates are estimated at the time of sale based on the amounts incurred or expected to be received for the related sales.

Revenue is recognized when the products are delivered to the respective customers.

In addition, Biofrontera generates sales revenues within the framework of the research and development cooperation with Maruho Co Ltd. Revenue is recognized over a specific period of time.

In the case of direct sales of BF-RhodoLED®, the delivered products and services on which amounts are owed are settled only after complete installation has taken place. The installation service represents a pure ancillary service, as for legal reasons the lamp may only be used by the customer once it has been installed. In the U.S., some lamps are made available to physicians in return for a fee for an up to six-month evaluation period. A final decision to purchase does not need to be made until the end of this period. The company generated revenues from the monthly fees during the evaluation period, and from the sale of lamps.

Belixos® is predominantly distributed through Amazon and pharmaceutical wholesalers. Revenue from Amazon sales is recognized after transfer of control and payment by the customer. For sales to pharmaceutical wholesalers, revenue is recognized upon transfer of control. Based on experience, return rights granted with the sale through Amazon are exercised by customers only in very few cases.

Revenue is recognized net of sales-related taxes and sales deductions. For expected sales deductions, such as rebates and discounts, estimated amounts are taken into account accordingly at the time of revenue recognition. The payment terms for Ameluz® include short-term payment terms with the possibility of cash discounts.

Cost of Sales

Cost of sales

The cost of sales includes material costs for sold products, payments to third parties for services directly attributable to revenue generation and product manufacturing, as well as directly attributable personnel expenses and depreciation, as well as proportional overhead expenditures.

Research and Development Expenses

Research and development expenses

Pursuant to IAS 38, development costs are recognized as “intangible assets” under certain conditions. Research costs are recognized as costs as they are incurred. Development costs are capitalized if certain conditions are fulfilled depending on the possible outcome of development activities.

Estimates of such possible outcomes involve management making significant assumptions. In the management’s opinion, due to uncertainties related to the development of new products, the criteria prescribed under IAS 38.57 “Intangible Assets” for capitalizing development costs as assets are only fulfilled by the Biofrontera Group, if the prerequisites for the expansion of the European approval and the approval in the U.S. are met, and if it is likely a future economic benefit will accrue to the company.

Research and development costs relating to the drug Ameluz®, which has been approved in Europe and the U.S., and to the company’s other research and development projects, are consequently expensed in the period in which they are incurred.

Intangible assets under development relate to the further development of BF-RhodoLED®, as this will generate future economic benefits.